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                                                                     Rule 497(e)
                                                       Registration No. 33-11371
                                                               File No. 811-4982

                              HEARTLAND GROUP, INC.
                           Heartland Select Value Fund
                            Heartland Value Plus Fund
                              Heartland Value Fund

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                        Supplement Dated August 28, 2003
                                       to
                         Prospectus Dated April 9, 2003

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Elimination of Early Redemption Fee for Heartland Value Plus and Value Funds

         As disclosed in a previous Prospectus Supplement, effective as of May 1, 2003, the early redemption fee, as described on pages 6 and 17 of the Prospectus, will no longer be charged by the Heartland Value Plus Fund or the Heartland Value Fund.

Proceedings

         As disclosed in the Semi-Annual Report to Shareholders for the period ending June 30, 2003, the following paragraphs hereby replace in its entirety the information contained on page 8 of the Prospectus under the caption "Litigation":

                  On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the "High-Yield Funds"), in which Heartland, Heartland Advisors, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. Under the terms of the settlement, Heartland, Heartland Advisors, the High-Yield Funds, and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither Heartland nor any of its separate funds, directors, or officers were required to contribute to the settlement fund (although Heartland Advisors did make a substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from Heartland, its funds, directors or officers.

                         1.800.HEARTLN (1.800.432.7856)
                             www.heartlandfunds.com

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                  The staff of the Securities and Exchange Commission is
                  conducting a formal inquiry into the facts and circumstances surrounding the repricing with respect to Heartland Advisors, Heartland and certain individuals. This inquiry does not involve the Heartland Select Value, Value Plus or Value Funds. The Securities and Exchange Commission staff has informed Heartland Advisors, certain persons associated with Heartland Advisors, Heartland and certain other individuals that the staff intends to recommend proceedings against them for alleged violations of the securities laws. The affected parties have cooperated with the SEC inquiry. At this time it is not possible to predict the outcome of this inquiry.

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